RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
The Company has had transactions with the following related parties, being companies in which our principal shareholder Hemen Holding and companies associated with Hemen have, or had, a significant direct or indirect interest:

–    Frontline
–    Frontline Shipping
–    Seadrill
–    Golden Ocean
–    Seatankers Management Co. Ltd. (“Seatankers”)
–    Front Ocean
–    NorAm Drilling
–    ADS Maritime Holding
–    Golden Close
–     River Box

The Consolidated Balance Sheets include the following amounts due from and to related parties and associated companies, excluding investment in direct financing lease balances. (Refer to Note 17: Investments in Sales-Type Leases, Direct Financing Leases and Leaseback Assets).

(in thousands of $)	2021	2020
Amounts due from:
Frontline Shipping	—	2,875
Frontline	3,633	3,202
Seadrill	3,643	3,613
Golden Ocean	4,453	—
Seatankers	77	—
River Box	5	—
Other related parties	1	2
Allowance for expected credit losses*	(3,255)	(1,974)
Total amount due from related parties	8,557	7,718
Loans to related parties - associated companies, long-term
River Box	45,000	45,000
SFL Hercules	†	78,910
Total loans to related parties - associated companies, long-term	45,000	123,910
Amounts due to:
Frontline Shipping	1,252	836
Frontline	2	1,826
Golden Ocean	36	23
Other related parties	5	39
Total amount due to related parties	1,295	2,724

*See Note 3: Recently Issued Accounting Standards and Note 27: Allowance for Expected Credit Losses.

† From August 27, 2021, SFL Hercules ceased to be accounted for as an associate and became consolidated by the Company (see more details further below).
River Box was a previously wholly owned subsidiary of the Company. It holds investments in direct financing leases, through its subsidiaries, related to the 19,200 and 19,400 TEU containerships MSC Anna, MSC Viviana, MSC Erica and MSC Reef. On December 31, 2020, the Company sold 50.1% of the shares of River Box to a subsidiary of Hemen, a related party. Net proceeds of $17.5 million were received for the shares, resulting in a net gain of $1.9 million on the sale. The Company has accounted for the remaining 49.9% ownership in River Box using the equity method. (Refer to Note 18: Investment in Associated Companies).

SFL Hercules and SFL Linus Ltd each own the drilling units West Hercules and West Linus respectively. These units are leased to subsidiaries of Seadrill, a related party. SFL Deepwater owned the drilling unit West Taurus, which was also on charter to a subsidiary of Seadrill until the first quarter of 2021. Because the main assets of SFL Deepwater, SFL Hercules and SFL Linus were the subject of leases which each include both fixed price call options and a fixed price purchase obligation or put option, they were previously determined to be variable interest entities in which the Company was not the primary beneficiary and therefore accounted for as investments in associated companies. (Refer to Note 18: Investment in Associated Companies).

During the year ended December 31, 2020, Seadrill publicly disclosed that they had appointed financial and legal advisors to evaluate comprehensive restructuring alternatives to reduce debt service costs and overall indebtedness. In September and October 2020, Seadrill failed to pay hire when due under the leases for the three drilling units. The overdue hires along with certain other events, constituted an event of default under such leases and the related financing agreements. Under the terms of the leases, charter payment from the sub-charterers of West Hercules and West Linus, were paid into accounts pledged to SFL and its financing banks. During November and December 2020, Seadrill and SFL entered into forbearance and funds withdrawal agreements during which Seadrill was allowed to use certain funds received from the sub-charterers to pay operating expenses for the rigs in exchange for the Company being paid approximately 65 -75% of the existing contracted lease hire related to the West Hercules and the West Linus. Any hire received by Seadrill relating to the sub-charters on these two rigs in excess of the withdrawn amounts remained in Seadrill’s earnings accounts pledged to SFL.

In February 2021, Seadrill and most of its subsidiaries filed Chapter 11 cases in the Southern District of Texas. SFL and certain of its subsidiaries have entered into court approved interim agreements with Seadrill relating to two of the Company’s drilling rigs, West Linus and West Hercules, allowing for the uninterrupted performance of sub-charters to oil majors while the Chapter 11 process is ongoing. Pursuant to these agreements, Seadrill will be allowed to use funds received from the respective sub-charterers to pay a fixed level of operating and maintenance expenses in additional to general and administrative costs. In exchange, SFL will receive approximately 65 - 75% of the lease hire under the existing charter agreements for West Linus and West Hercules. Any excess amounts paid pursuant to the above referenced sub-charters will remain in Seadrill's earnings accounts, that are pledged to SFL and its financing banks.

In August 2021, the Company entered into an amendment to its existing charter agreement (the “amendment agreement”) with subsidiaries of Seadrill for the harsh environment semi-submersible rig West Hercules. Under the amendment agreement with Seadrill, the West Hercules is contracted to be employed with an oil major until the second half of 2022 (the “charter period”), prior to being redelivered to SFL in Norway. Pursuant to the amendment agreement, SFL has agreed to receive bareboat hire of (i) approximately $64,700 per day until Seadrill emerges from Chapter 11 and its plan of reorganization (the “Plan”) is confirmed by the court (the “Emergence Date”), and (ii) following the Emergence Date, approximately $60,000 per day while the rig is employed under a contract and generating revenues for Seadrill and approximately $40,000 in all other scenarios, including when the rig is idle or undergoing mobilization or demobilization. Pursuant to the amendment agreement, Seadrill has agreed to fund the mobilization and demobilization of the rig, which is expected to occur during the charter period. Seadrill obtained bankruptcy court approval of the amendment agreement on August 27, 2021, which was a condition precedent to the effectiveness to the amendment agreement. Each of SFL’s financing banks consented to the amendment agreement, and SFL’s limited corporate guarantee of the outstanding debt of the rig owning subsidiary remains unchanged at $83.1 million. Additionally, SFL agreed to a cash contribution of $5 million to the SFL Hercules's pledged earnings account at the time of redelivery following the termination of the Seadrill charter, in addition to a $3 million payable by Seadrill.

Following these amendments, SFL Hercules is in compliance with its debt covenants.

On October 26, 2021, Seadrill announced that its plan of reorganization was confirmed by the U.S. Bankruptcy Court for the Southern District of Texas. On February 22, 2022, Seadrill announced that it has emerged from its Chapter 11 process after successfully completing its reorganization.

In February 2022, the Company agreed to make changes to the chartering and management structure of the harsh environment jack-up drilling rig West Linus. The rig was delivered in 2014, and is currently operated by a subsidiary of Seadrill and employed on a long-term drilling contract with ConocoPhillips Skandinavia AS (“ConocoPhillips”) in the North Sea until the fourth quarter of 2028.
The Company, Seadrill and ConocoPhillips reached an agreement in which the drilling contract with ConocoPhillips is expected to be assigned from the current operator to one of the subsidiaries of the Company, upon the new operator receiving necessary regulatory approvals. Upon effective assignment of the drilling contract, SFL will receive charter hire from the rig and pay for operating and management expenses.

SFL has simultaneously entered into an agreement for the operational management of the rig with a subsidiary of Odfjell Drilling Ltd. (“Odfjell”), a leading harsh environment drilling rig operator. The change of operational management from Seadrill to Odfjell is subject to customary regulatory approvals relating to operations on the Norwegian Continental Shelf.

Until the approvals are in place, Seadrill will continue the existing charter arrangements for a period of up to approximately nine months. The bareboat charter rate from Seadrill in this transition period will be approximately $55,000 per day.

The lease to West Taurus was rejected by the court in March 2021 and the rig was redelivered by Seadrill to SFL in the second quarter of 2021. In March 2021, the Company signed an agreement for the recycling of the rig at a facility in Turkey and delivered the rig to the recycling facility in September 2021. The asset was derecognized on disposal and a net loss of $0.6 million was recorded in relation to the recycling of the rig. (Refer to Note 8: Gain on Sale of Assets)

During the year ended December 31, 2021, and following amendments to the West Hercules bareboat charter and loan facility agreements, SFL Hercules Ltd. was determined to no longer be a variable interest entity and was consolidated from August 27, 2021 when the amendments were approved by the applicable bankruptcy court. With regards to SFL Linus and SFL Deepwater, the Company was determined to be the primary beneficiary of the two subsidiaries in October 2020, following changes to their financing agreements and as a result of defaults by Seadrill. Therefore, from October 2020 these two subsidiaries were consolidated by the Company.

As described below in "Related party loans", as of December 31, 2020, the long-term loan from the Company to SFL Hercules was presented net of its current account to the extent that it is an amount due to the associate. (Refer also to Concentration of Risk in Note 26).

Related party leasing and service contracts

As of December 31, 2021, two of the Company's vessels leased to Frontline Shipping (2020: two) are recorded as investment in direct financing leases. As of December 31, 2021, the balance of net investments in direct financing leases with Frontline Shipping was $69.8 million before credit loss provision (2020: $76.1 million), of which $6.5 million (2020: $6.3 million) represents short-term maturities.

As of December 31, 2021, included within vessels and equipment chartered under operating leases, there were eight Capesize dry bulk carriers leased to a fully guaranteed subsidiary of Golden Ocean (2020: eight). As of December 31, 2021, the net book value of assets leased under operating leases to Golden Ocean was $181.3 million (2020: $200.5 million).

In addition, the two drilling rigs owned by the Company are leased to subsidiaries of Seadrill under operating leases. As of December 31, 2021, the net book value of the assets leased under operating leases to Seadrill was $599.3 million.

A summary of leasing revenues and repayments from Frontline Shipping, Golden Ocean and Seadrill is as follows:

(in millions of $)	2021	2020	2019
Golden Ocean:
Operating lease income	50.5	52.0	51.1
Profit share	9.8	—	0.8
Frontline Shipping:
Direct financing lease interest income	1.5	1.7	3.8
Direct financing lease service revenue	6.6	6.9	9.9
Direct financing lease repayments	6.3	6.5	7.9
Profit share	0.3	18.6	4.8
Seadrill:
Operating lease income	28.9	—	—
In June 2015, amendments were made to the charter agreements relating to 17 vessels. The amendments, which are effective from July 1, 2015, and do not affect the duration of the leases, include reductions in the daily time charter rates to $20,000 per day for VLCCs and $15,000 per day for Suezmax tankers. As consideration for the agreed amendments, the Company received 55 million shares, (which was reduced to 11 million shares in February 2016 after Frontline enacted a 1-for-5 reverse stock split of its ordinary shares) and also an increase in the profit sharing percentage (see below). A dividend restriction was introduced on Frontline Shipping whereby it can only make distributions to its parent company if it can demonstrate it meets certain conditions. During the year ended December 31, 2020, the Company sold approximately 2.0 million shares (2019: 7.6 million shares) and the investment in Frontline consists of approximately 1.4 million shares which are valued at $10.2 million as of December 31, 2021. This investment is included in Note 11: Investments in Debt and Equity Securities.

In 2019, SFL entered into an agreement with Golden Ocean, where the Company agreed to finance EGCS installations on seven of the eight Capesize bulk carriers with an amount of up to $2.5 million per vessel, in return for increased charter hire of $1,535 per day for the 1 January 2020 to 30 June 2025. The installations were completed during the year ended December 31, 2020, with the cost being capitalized into the value of the assets. Profits sharing arrangements were not changed.

Also, two of the three VLCC crude tankers underwent EGCS installations during the year ended December 31, 2019. The Company incurred costs of $4.2 million, which represent a 50% share of joint costs with Frontline Shipping. Profits sharing arrangements were not changed.

Frontline Shipping pays the Company profit sharing of 50% of their earnings on a time charter equivalent basis from their use of the Company's fleet above average threshold charter rates calculated on a quarterly basis. The Company earns and recognizes profit sharing revenue under the 50% arrangement - see table above.

In the event that vessels on charter to the Frontline Shipping are agreed to be sold, the Company may either pay or receive compensation for the early termination of the lease. In February 2018, the Company sold the VLCC Front Circassia to an unrelated third party and a termination fee of $4.4 million at fair value (face value $8.9 million) was received from Frontline Shipping in the form of a loan note. This loan note was settled in February 2020.

In 2018, the Company also sold the VLCCs Front Page, Front Stratus and Front Serenade to a related third party. The vessels were delivered to the new owner, ADS Maritime Holding, in July 2018, August 2018 and September 2018, respectively, and an aggregate termination fee of $10.1 million at fair value was received from Frontline in the form of three loan notes. These loan notes were settled in February 2020.

In October 2018, the Company sold and delivered the VLCC Front Ariake to an unrelated third party. A termination fee of $3.4 million at fair value was received from Frontline in the form of a loan note. This loan note was also settled in February 2020.

In the year ended December 31, 2021, the Company had eight dry bulk carriers operating on time charters to a subsidiary of Golden Ocean, which include profit sharing arrangements whereby the Company earns a 33% share of profits earned by the vessels above threshold levels - see table above.

As of December 31, 2021, the Company was owed a total of $0.0 million (2020: $2.9 million) by Frontline Shipping in respect of leasing contracts and profit share.

As of December 31, 2021, the Company was owed $3.6 million (2020: $3.2 million) by Frontline in respect of various short-term items, including vessel management fees and items relating to the operation of vessels trading in a pool with two vessels owned by Frontline.

The vessels leased to Frontline Shipping are on time charter terms and for each such vessel the Company pays a fixed management/operating fee of $9,000 per day to Frontline Management, a wholly owned subsidiary of Frontline. An exception to this arrangement is for any vessel leased to Frontline Shipping which is sub-chartered on a bareboat basis, for which there is no management fee payable for the duration of the bareboat sub-charter. In addition, during the year ended December 31, 2021, the Company also had 21 container vessels, 14 dry bulk carriers, three Suezmax tankers, two car carriers, two product tankers and two chemical tankers operating on time charter or in the spot market, for which the supervision of the technical management was sub-contracted to Frontline Management. Management fees incurred are included in the table below.

The vessels leased to a subsidiary of Golden Ocean are on time charter terms and for each vessel the Company pays a fixed management/operating fee of $7,000 per day to Golden Ocean Management (Bermuda) Ltd. ("Golden Ocean Management"). Additionally, in the year ended December 31, 2021, the Company had 16 container vessels and nine dry bulk carriers operating on time charters or in the spot market, for which part of the operational management was sub-contracted to Golden Ocean Management. Management fees incurred are included in the table below. Management fees are classified as vessel operating expenses in the consolidated statements of operations.

In addition to leasing revenues and repayments, the Company incurred fees with related parties. The Company pays Frontline and its subsidiaries a management fee of 1.25% of chartering revenues in relation to two Suezmax tankers operating in the spot market and a fixed management fee of $150 per day in relation to four product tankers and three Suezmax tankers. The Company pays fees to Frontline Management for administrative services, including corporate services, and fees to Seatankers for the provision of advisory and support services. The Company also pays fees to Seatankers Management Norway AS for the provision of office facilities in Oslo, fees to Frontline Shipping Singapore Pte Ltd. for the provision of office facilities in Singapore, fees to Frontline Corporate Services Ltd for the provision of office facilities in London and Golden Ocean for administrative services.

	Year ended
(in thousands of $)	December 31, 2021	December 31, 2020	December 31, 2019
Frontline:
Vessel Management Fees	7,794	8,893	11,758
Newbuilding Supervision Fees	132	—	—
Commissions and Brokerage	260	364	291
Administration Services Fees	159	82	201
Golden Ocean:
Vessel Management Fees	20,440	20,496	20,440
Operating Management Fees	389	887	894
Administration Services Fees	56	70	30
Seatankers:
Administration Services Fees*	226	520	739
Front Ocean:
Administration Services Fees	23	—	—
Office Facilities:
Seatankers Management Norway AS	112	94	104
Frontline Management AS	252	186	198
Frontline Corporate Services Ltd.	187	226	212
Frontline Shipping Singapore Pte Ltd.	19	—	—

* During the year ended December 31, 2021, a credit note of $0.3 million was received in relation to 2020 fees paid.

As of December 31, 2021, the Company owed Frontline Management and Frontline Management AS a combined total of $0.04 million (2020: $0.07 million) for various items, including technical supervision fees and office costs.

Related party loans – associated companies

A summary of loans entered into with the associated companies are as follows:

(in millions of $)	River Box
Loans granted	45
Loans outstanding as of December 31, 2021	45

The loan to River Box is a fixed interest rate loan and is repayable in full on November 16, 2033, or earlier if the company sells its assets.
SFL has also entered into loan agreements with SFL Hercules, SFL Deepwater and SFL Linus for amounts of $145 million,$145 million and $125 million, respectively. SFL is entitled to take excess cash from these companies, and such amount is recorded within its current account with SFL. The loan agreements specify that the balance on the current accounts will have no interest applied and will be settled via a net off against the eventual repayments of the fixed interest loan. Following approval of the amendments to the charter and debt agreements, SFL Hercules was no longer deemed to be a variable interest entity and became consolidated by the Company in August 2021. Also, in October 2020, the Company was determined to be the primary beneficiary of SFL Linus and SFL Deepwater, following changes to the financing agreements and as a result of defaults by Seadrill and therefore consolidated these entities from these dates.

Interest income received on the loans to associated companies is as follows:

	Year ended
(in millions of $)	December 31, 2021	December 31, 2020	December 31, 2019
River Box	4.6	0.0	0.0
SFL Deepwater	0.0	3.8	5.1
SFL Hercules	2.4	3.6	3.6
SFL Linus	0.0	4.5	5.4

Related party purchases and sales of vessels

During the year ended December 31, 2021, the Company entered into agreement to acquire four Aframax LR2 product tankers from affiliates of Frontline Limited, for an aggregate amount of $160.0 million. Two of the vessels were delivered in December 2021 and commenced their long term charters. The remaining two vessels were delivered subsequent to the year end. (Refer to Note 30: Subsequent Events).

In the year ended December 31, 2021 and December 31, 2020, there were no vessels sold to related parties.

Long-term receivables from related parties

In February 2020, Frontline Shipping redeemed in full the loan note received by the Company on the sale of one VLCC Front Circassia in 2018. The aggregate amount received on redemption was $8.9 million, the initial face value of the note. At the time of the redemption, the loan note had a carrying value of $4.4 million, resulting in a gain of $4.4 million on settlement.

Also in February 2020, Frontline redeemed in full the loan notes received by the Company on the sale of four VLCCs Front Page, Front Stratus, Front Serenade and Front Ariake in 2018. The aggregate amount received on redemption was $11.0 million. At the time of the redemption, the loan notes had a carrying value of $11.0 million, resulting in a gain of $0.0 million on disposal.

The Company received the following interest income and loan repayments on the loan notes:

	Year ended
(in thousands of $)	December 31, 2021	December 31, 2020	December 31, 2019
Interest income
Frontline Shipping	—	82	734
Frontline	—	97	908
(in millions of $)
Loan repayments
Frontline Shipping*	—	8.9	—
Frontline	—	11.0	1.7

* Non amortizing loan note so there was no repayment received in 2019.
Other related party transactions

In February 2020, the Company delivered the 2002-built VLCC Front Hakata to an unrelated third party for sale proceeds of $33.5 million. Furthermore, the Company agreed with Frontline Shipping to terminate the long-term charter for the vessel upon the sale and delivery, and paid $3.2 million compensation for early termination of the charter. A gain of $1.4 million was recognized on the sale during the year ended December 31, 2020.

In December 2019, the Company signed a $7.5 million senior unsecured revolving credit facility agreement with ADS Maritime Holding, as ‘Borrower’ whereby SFL would provide $5 million of the unsecured facility or 67%. The facility was available for 12 months and carried an interest rate and a commitment fee on the undrawn available balance of the facility. The borrower could have voluntarily cancelled or repaid the facility, in whole or part. The Company received an upfront fee of $50,000 in respect of this contract in the year ended December 31, 2019.

In August 2018, the Company acquired approximately 4 million shares in ADS Maritime Holding, a newly formed company trading on the Oslo Merkur Market. The shares were purchased for $10.0 million, and had a fair value of $8.9 million as of December 31, 2020. (Refer to Note 11: Investments in Debt and Equity Securities). These shares represented 17% of the outstanding shares in the company. During the year ended December 31, 2021, the Company received a capital dividend of approximately $8.8 million from ADS Maritime Holding following the sale of its remaining two vessels. Also during the year ended December 31, 2021, the Company sold its remaining shares in ADS Maritime Holding for a consideration of approximately $0.8 million, recognizing a gain of $0.7 million on disposal. (Refer to Note 11: Investments in Debt and Equity Securities).

In November 2016, the Company acquired approximately 12 million shares in NorAm Drilling for a consideration of approximately $0.7 million. In November 2018, NorAm undertook a share consolidation of 20:1, resulting in a revised investment of 601,023 shares. On the same day NorAm participated in a rights issue, increasing the Company's investment in shares by approximately 0.6 million shares. In December 2018, the Company acquired an additional 41,756 shares bringing the total investment in NorAm to approximately 1.3 million shares with a fair value of $3.9 million. As of December 31, 2021 the fair value of the investment was $1.3 million. (Refer to Note 11: Investments in Debt and Equity Securities).

The Company also holds within "Investments in Debt and Equity Securities" senior secured corporate bonds in NorAm Drilling due 2021. In 2018, the Company redeemed a total of approximately 0.5 million units at par value and recorded no gain or loss on redemption. In the year ended December 31, 2019, the Company partially disposed of its investment in NorAm Drilling securities at par value of $0.3 million. The fair value of the remaining holding as of December 31, 2021 was $4.6 million (2020: $4.6 million; 2019: $4.7 million). (Refer to Note 11: Investments in Debt and Equity Securities).

Dividends and interest income received from shares held in and secured notes issued by related parties:

	Year ended
(in thousands of $)	December 31, 2021	December 31, 2020	December 31, 2019
Dividends received
ADS Maritime Holding	—	2,930	261
Frontline	—	3,100	340
Golden Close	—	—	1,989
Interest income received
NorAm Drilling	443	420	459